                                   EXHIBIT 8

                               POWERS OF ATTORNEY

                                                                       EXHIBIT 8


                            LIMITED POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that I, RONALD M. BUTKIEWICZ, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand this 22nd day of October, 1997



WITNESS:

/s/ Patricia H. Ballard                             /s/ Ronald M. Butkiewicz
-----------------------                             ------------------------
                                                    Ronald M. Butkiewicz

                            LIMITED POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL J. COREY, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.



      WITNESS my hand this 23rd day of October, 1997

WITNESS:


/s/ Patricia H. Ballard                             /s/ Michael J. Corey
-----------------------                             --------------------
                                                    Michael J. Corey

                            LIMITED POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, NORMAN A. FAIR, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.



      WITNESS my hand this 22 day of October, 1997


WITNESS:

/s/ Patricia H. Ballard                           /s/ Norman A. Fair
---------------------                             ------------------
                                                  Norman A. Fair

                            LIMITED POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL R. FERRARI, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.



      WITNESS my hand this 23rd day of October, 1997



WITNESS:

/s/ Patricia H. Ballard                              /s/ Michael R. Ferrari
---------------------                                ----------------------
                                                     Michael R. Ferrari

                            LIMITED POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that I, SHANE W. GLEESON, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.





      WITNESS my hand this 8TH day of JANUARY 1998




WITNESS:

/s/ Patricia Ballard                             /s/ Shane W. Gleeson
--------------------                             --------------------
                                                 Shane W. Gleeson

                            LIMITED POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, T. DAVID KINGSTON, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.




      WITNESS my hand this 23rd day of October, 1997



WITNESS:

/s/ Patricia H. Ballard                        /s/ T. David Kingston
-----------------------                        ---------------------
                                               T. David Kingston

                            LIMITED POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that I, JEFF S. LIEBMANN, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.




      WITNESS my hand this 23rd day of October, 1997



WITNESS:

/s/ Patricia H. Ballard                        /s/ Jeff S. Liebmann
-----------------------                        --------------------
                                               Jeff S. Liebmann

                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, KENNETH R. MEYER, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand this 23rd day of October, 1997




WITNESS:

/s/ Patricia H. Ballard                           /s/ Kenneth R. Meyer
-----------------------                           --------------------
                                                  Kenneth R. Meyer

                            LIMITED POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, PHILIP R. O'CONNOR, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.




      WITNESS my hand this 23rd day of October, 1997



WITNESS:

/s/ Patricia H. Ballard                           /s/ Philip R. O'Connor
-----------------------                           ----------------------
                                                  Philip R. O'Connor

                            LIMITED POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that I, STEPHEN SHONE, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, JOHN M. SOUKUP and ARNOLD R. BERGMAN, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.



      WITNESS my hand this 23rd day of October, 1997




WITNESS:

/s/ Patricia H. Ballard                             /s/ Stephen Shone
-----------------------                             ------------------
                                                    Stephen Shone